Exhibit 99.1


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-KSB for the Year Ended January 31, 2003 (the "Report") by Invu, Inc. ("Registrant"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                               /s/ David Morgan
                                             ---------------------------------
                                             David Morgan
                                             President and Chief Executive
                                             Officer